Exhibit 10.3
Amendment No. 2
to the
Amended and Restated Airbus A350 XWB Purchase Agreement
dated as of October 2, 2007
between
AIRBUS S.A.S.
and
US AIRWAYS, INC.
This Amendment No. 2 to the Amended and Restated Airbus A350 XWB Purchase Agreement between Airbus S.A.S. and US Airways, Inc., (this “Amendment”) is entered into as of January 16, 2009 by and between Airbus S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and US Airways, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 111 West Rio Salado Parkway, Tempe, Arizona 85281, U.S.A. (the “Buyer”).
WITNESSETH:
WHEREAS, the Buyer and the Seller entered into an Amended and Restated Airbus A350 XWB Purchase Agreement, dated as of October 2, 2007, which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments, including Amendment No. 1 dated as of October 20, 2008 (the “Agreement”) relates to the sale by the Seller and the purchase by the Buyer of certain Airbus A350 XWB model aircraft; and
WHEREAS, the parties agree to amend certain terms of the Agreement as set forth in this Amendment.
NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

**Confidential Treatment Requested. USA — Airbus A350 XWB Purchase Agreement Amendment 2	CONFIDENTIAL AND PRIVILEGED

1.	TERMINATION

1.1	Paragraph 21.1 (6) of the Agreement is revised to read as set forth between the QUOTE and UNQUOTE below:
QUOTE
(6)	Except as provided in Paragraph 21.1 (11), the Buyer or any of its respective Affiliates fails to **.
UNQUOTE
1.2	Paragraph 21.1 (9) of the Agreement is revised to read as set forth between the QUOTE and UNQUOTE below:
QUOTE
(9)
Except as provided in Paragraph 21.1 (11), the Buyer or any of its Affiliates defaults in the observance or performance of any other covenant, undertaking or obligation contained in this Agreement or any other material agreement between the Buyer or its Affiliates, on the one hand, and the Seller or its Affiliates on the other hand, provided that, if such breach or default is capable of being cured, and such breach or default is not cured within any specified cure period, ** and ** and provided further that if any such covenant, undertaking or obligation is **.

UNQUOTE

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1.3	New Paragraph 21.1 (11) is added to the Agreement as set forth between the QUOTE and UNQUOTE below:
QUOTE
(11)
For so long as any Affiliate of the Seller is a Lender under the Loan Agreement [Spare Parts], dated as of October 20, 2008 among the Buyer, General Electric Capital Corporation, as Administrative Agent; General Electric Capital Corporation, as Collateral Agent; General Electric Capital Corporation as original Lender; and the Lenders (the “Spares Loan Agreement”), there shall be an Event of Default under any provision of Section ** (other than an Event of Default arising solely under Section ** or ** thereof) of the Spares Loan Agreement.

Capitalized terms used in this Subclause (11) and not otherwise defined in this Agreement shall have the meaning as set forth in the Spares Loan Agreement.
UNQUOTE
2.	EFFECT OF AMENDMENT

2.1
Upon execution, this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

2.2
Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

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3.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.7 of the Agreement.

4.	COUNTERPARTS

This Amendment may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir Its: Vice President and Treasurer	By:	/s/ Christopher Mourey Its: Senior Vice President Contracts

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